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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   Form 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                           BANK OF THE OZARKS, INC.

            (Exact name of registrant as specified in its charter)

                Arkansas                                71-0556208
(State of incorporation or organization)    (I.R.S. Employer Identification No.)

        425 West Capitol Avenue
               Suite 3100                                 72201
            Little Rock, AR                            (Zip Code)
(Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

           Title of each class                Name of each exchange on which
            to be registered                  each class is to be registered

                                      NONE

     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box: [_]

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box: [_]

     Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $.01 par value

                                (Title of class)
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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.  Description of Registrant's Securities to be Registered.

     A description of the Registrant's common stock, $.01 par value, is set forth under the section entitled "Description of Capital Stock" of the Registrant's Prospectus included in its Registration Statement on Form S-1 under the Securities Act of 1933 (File No. 333-27641), as filed with the Commission on May 22, 1997 and amended on June 26, 1997, is incorporated herein by reference. Information set forth under the caption "Description of Capital Stock" contained in a Prospectus relating to SEC File No. 333-27641 and subsequently filed by the Registrant pursuant to Rule 424(b) of the Securities Act of 1933 shall be deemed to be incorporated by reference into this Registration Statement on Form 8-A.

Item 2.  Exhibits.

     The exhibits are listed on the Index to Exhibits which follows the signature page.


                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                 BANK OF THE OZARKS, INC.
                                 (Registrant)


                                 By: /s/ GEORGE G. GLEASON, II
                                    --------------------------------------------
                                    George G. Gleason, II
                                    Chairman and Chief Executive Officer

Dated:  June 26, 1997

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                               INDEX TO EXHIBITS


Exhibit No.                           Description                           Page
-----------  ------------------------------------------------------------   ----
   N/A       The section titled "Description of Capital Stock" of the
             Prospectus included as part of the Registrant's Registration
             Statement on Form S-1, Registration No. 333-27641
             ("Registration Statement on Form S-1") is hereby incorporated by reference into this Form 8-A.

    3        Amended and Restated Articles of Incorporation and the          N/A
             Amended and Restated Bylaws of the Registrant filed as Exhibits 3.1 and 3.2 to the Registration Statement on Form
             S-1, respectively, are hereby incorporated by reference into this Form 8-A.

    4        The specimen of Common Stock Certificate of the Registrant      N/A
             filed as Exhibit 4.1 to the Registration Statement on Form S-1 is hereby incorporated by reference into this Form 8-A.

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